                                                                   EXHIBIT 10.62

                                                                  EXECUTION COPY
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                         REGISTRATION RIGHTS AGREEMENT

                                     among

                        CROWN CASTLE INTERNATIONAL CORP.

                                      and

                       GOLDMAN SACHS CREDIT PARTNERS L.P.

                     SALOMON BROTHERS HOLDING COMPANY INC.

                           CREDIT SUISSE FIRST BOSTON


                           Dated as of March 15, 1999



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

          THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of March 15, 1999, among Crown Castle International Corp., a Delaware corporation (the "Borrower") and Goldman Sachs Credit Partners L.P., Salomon Brothers Holding Company Inc. and Credit Suisse First Boston, as ("Arrangers").

                                    RECITALS

          This Agreement is made pursuant to the Term Loan Agreement, dated as of the date hereof (the "Term Loan Agreement"), among the Borrower, the Lenders referred to therein (the "Lenders") and the Arrangers. In order to induce the Lenders to enter into the Term Loan Agreement, the Borrower has agreed to provide the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the funding of any Term Loan.

                                   AGREEMENT

     The parties agree as follows:

     1.  Definitions.
         -----------

     Capitalized terms used herein without definition have the meanings assigned to them in the Term Loan Agreement. As used in this Agreement, the following capitalized terms shall have the following meanings:

     Business Day: Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

     Effectiveness Date:  See Section 3(a) hereof.

     Exchange Act:  The Securities Exchange Act of 1934, as amended.

     Exchange Notes:  As defined in the Term Loan Agreement.


     Exchange Note Indenture: The Exchange Note Indenture, dated as of March 15, 1999, between the Borrower and United States Trust Company of New York, as trustee, pursuant to which the Exchange Notes are issued, as the same may be amended from time to time in accordance with the terms thereof.


     Exchange Note Indenture Trustee: See Section 5(r) hereof.

     Filing Date:  See Section 3(a) hereof.

     Interest Payment Date:  As defined in the Term Loan Agreement.

     Interest Period:  As defined in the Term Loan Agreement.

     Liquidated Damages:  See Section 3(c) hereof.

     Loan:  As defined in the Term Loan Agreement.

     NASD:  National Association of Securities Dealers, Inc.

                      Registration Rights Agreement Page 1

     Person: An individual, partnership, limited liability company, corporation, trust, unincorporated organization, or a government or agency or political subdivision thereof.

     Prospectus: The prospectus included in the Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

     Recommencement Date:  See Section 5 hereof.

     Registrable Securities: All Exchange Notes; provided that an Exchange Note ceases to be a Registrable Security when it is no longer a Transfer Restricted Security.

     Registration Default:  See Section 3(c) hereof.

     Registration Expenses:  See Section 6 hereof.

     Registration Statement: Any registration statement of the Borrower which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

     SEC:  The Securities and Exchange Commission.

     Securities Act:  The Securities Act of 1933, as amended.

     Shelf Registration:  See Section 3(a) hereof.

     Suspension Notice:  See Section 5 hereof.

     TIA: The Trust Indenture Act of 1939, as amended (15 U.S.C. Section 77aaa-77bbbb) as in effect on the date of the Exchange Note Indenture.

     Transfer Restricted Securities: The Registrable Securities upon original issuance thereof, and with respect to any particular such Registrable Security, until such securities are sold to the public in unrestricted sales.

     "underwritten registration" or "underwritten offering": A registration in which securities of the Borrower are sold to an underwriter for reoffering to the public.

     2.  Holders of Registrable Securities.
         ---------------------------------

     A Person is deemed to be a holder of Registrable Securities whenever such Person owns Registrable Securities of record or has provided evidence reasonably satisfactory to the Borrower that such Person has the right to acquire such Registrable Securities, whether or not such acquisition has actually been effected and disregarding any legal restrictions upon the exercise of such right.

                      Registration Rights Agreement Page 2

     3.  Shelf Registration.
         ------------------

          (a)  Filing of Shelf Registration.  The Borrower shall file a "shelf"
               ----------------------------
    registration statement on any appropriate form pursuant to Rule 415 (or similar rule that may be adopted by the SEC) under the Securities Act (a "Shelf Registration") as promptly as practicable and in no event later than the date that is 270 days after the initial funding of the Term Loans (the "Filing Date") to permit resales of all of the Registrable Securities. The Borrower agrees to use its best efforts to cause such Shelf Registration to become effective as promptly as possible after the filing thereof, but in no event later than 90 days after the Filing Date (the "Effectiveness Date"). The Borrower shall use its best efforts to keep any Shelf Registration required by this Section 3(a) continuously effective, supplemented and amended as required by and subject to the provisions of Section 5 hereof to the extent necessary to ensure that it is available for sales of Registrable Securities by the holders thereof entitled to the benefit of this Section 3(a) and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the SEC as announced from time to time until all Registrable Securities covered by the Shelf Registration have been sold pursuant thereto.

          (b)  Provision by Holders of Certain Information in Connection with
               --------------------------------------------------------------
     the Shelf Registration.  No holder of Registrable Securities may include
     ----------------------
     any of its Registrable Securities in any Shelf Registration pursuant to this Agreement unless and until such holder furnishes to the Borrower in writing, within 20 days after receipt of a request therefor, the information specified in Item 507 or 508 of Regulation S-K, as applicable, of the Securities Act for use in connection with any Shelf Registration or Prospectus or preliminary Prospectus included therein. No holder of Registrable Securities shall be entitled to Liquidated Damages pursuant to
     Section 3(c) hereof unless and until such holder shall have provided all such information. Each selling holder of Registrable Securities agrees to promptly furnish additional information required to be disclosed in order to make the information previously furnished to the Borrower by such holder not materially misleading.

          (c)  Liquidated Damages.  If (i) the Registration Statement required
               ------------------
     by this Agreement is not filed with the SEC on or prior to the Filing Date,
     (ii) the Registration Statement has not been declared effective by the SEC on or prior to the Effectiveness Date or (iii) the Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded immediately by a post-effective amendment to the Registration Statement that cures such failure and that is itself declared effective immediately (such period of time during which a Registration Statement or the related Prospectus is not usable being referred to as a "Blackout Period") except as permitted in the paragraph immediately below (each such event referred to in clauses (i) through (iii), a "Registration Default"), then the Borrower agrees to pay to each holder of Registrable Securities and Loans liquidated damages ("Liquidated Damages") in an amount equal to 50 basis points per annum times the principal amount of Registrable Securities or Loans, as the case may be, for each week or portion thereof that the Registration Default continues for the first 90-day period immediately following the occurrence of such Registration Default (such 90-day period to begin on the date on which the first such Registration Default occurs). The amount of such Liquidated Damages shall increase by an additional 50 basis points per annum on the principal amount of Registrable Securities or Loans, as the case may be, with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of Liquidated Damages of 200 basis points per annum on the principal amount of Registrable Securities or Loans, as the case may be; provided that the Borrower shall

                      Registration Rights Agreement Page 3
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     in no event be required to pay Liquidated Damages for more than one
     Registration Default on any Registrable Securities or Loans, as the case may be, at any given time. All Liquidated Damages shall be calculated based on the actual number of days elapsed in a 360 day year and all accrued Liquidated Damages shall be paid on the applicable Interest Payment Date in accordance with the Exchange Note Indenture or the Term Loan Agreement, as the case may be, to each holder of Registrable Securities or Loans, as the case may be, in cash. Notwithstanding anything to the contrary set forth herein, (1) upon filing the Registration Statement, in the case of (i) above, (2) upon the effectiveness of the Registration Statement, in the case of (ii) above or (3) upon the filing of a post-effective amendment to the Registration Statement or an additional Registration Statement that causes the Registration Statement to again be declared effective or made usable in the case of (iii) above, the Liquidated Damages payable with respect to the Registrable Securities or Loans, as the case may be, as a result of such clause (i), (ii) or (iii), as applicable, shall cease.

     A Registration Default referred to in Section 3(c)(iii) shall be deemed not to have occurred and be continuing in relation to a Registration Statement or the related Prospectus if (i) the Blackout Period has occurred solely as a result of (x) the filing of a post-effective amendment to such Registration Statement to incorporate annual audited financial information with respect to the Borrower where such post-effective amendment is not yet effective and needs to be declared effective to permit holders to use the related Prospectus or (y) the occurrence of other material events with respect to the Borrower that would need to be described in such Registration Statement or the related Prospectus and (ii) in the case of clause (y), the Borrower is proceeding promptly and in good faith to amend or supplement (including by way of filing documents under the Exchange Act which are incorporated by reference into the Registration Statement) such Registration Statement and the related Prospectus to describe such events; provided, however, that in any case if such Blackout Period occurs for a continuous period in excess of 30 days, a Registration Default shall be deemed to have occurred on the 31st day of such Blackout Period and liquidated damages shall be payable in accordance with the above paragraph from the day such Registration Default occurs until such Registration Default is cured or until the Borrower is no longer required pursuant to this Agreement to keep such Registration Statement effective or such Registration Statement or the related Prospectus usable; provided further, however, that in no event shall the total of all Blackout Periods exceed 60 days in the aggregate in any 12-month period.

     All obligations of the Borrower set forth in the preceding paragraphs that are outstanding with respect to any Registrable Security or Loan at the time such security ceases to be a Registrable Security or Loan shall survive until such time as all such obligations with respect to such Registrable Securities or Loans have been satisfied in full. Any holder of Registrable Securities or any Lender may notify the Exchange Note Indenture Trustee (and any paying agent under the Exchange Note Indenture) and/or the Administrative Agents under the Term Loan Agreement immediately after the occurrence of each and every event which pursuant to this Section 3(c) results in the accrual of Liquidated Damages with respect to such Registrable Securities or Loans, as the case may be.

     4.  Hold-Back Agreements.
         --------------------

          (a)  Restrictions on Public Sale by Holder of Registrable Securities.
               ---------------------------------------------------------------
     Each holder of Registrable Securities whose Registrable Securities are covered by a Registration Statement filed pursuant to Section 3 hereof agrees, if requested by the managing underwriters in an underwritten offering, not to effect any public sale or distribution of securities of the Borrower of the same class as the securities included in such Registration Statement, including a sale pursuant to Rule 144 under the Securities Act (except as part of such underwritten registration),

                      Registration Rights Agreement Page 4
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     during the 10-day period prior to, and during the 90-day period beginning on, the closing date of each underwritten offering made pursuant to such Registration Statement, to the extent timely notified in writing by the Borrower or the managing underwriters; provided, however, that each holder of Registrable Securities shall be subject to the hold-back restrictions of this Section 4(a) only once during the term of this Agreement.

          The foregoing provisions shall not apply to any holder of Registrable Securities if such holder is prevented by applicable statute or regulation from entering any such agreement; provided, however, that any such holder shall undertake, in its request to participate in any such underwritten offering, not to effect any public sale or distribution of any Registrable Securities held by such holder and covered by a Registration Statement commencing on the date of sale of the Registrable Securities covered by such Registration Statement unless it has provided 90 days prior written notice of such sale or distribution to the underwriter or underwriters.

          (b)  Restrictions on Sale of Securities by the Borrower and Others.
               -------------------------------------------------------------
     The Borrower agrees (1) not to effect any public or private offer, sale or distribution of any of its debt securities or any class or series of its capital stock having a preference in liquidation or with respect to dividends, including a sale pursuant to Regulation D under the Securities Act, during the 10-day period prior to, and during the 90-day period beginning with, the effectiveness of a Registration Statement filed under
     Section 3 to the extent timely notified in writing by a holder of Registrable Securities or the managing underwriters in an underwritten offering and (2) to cause each holder of the Borrower's privately placed debt securities or any class or series of the Borrower's capital stock having a preference in liquidation or with respect to dividends purchased from the Borrower at any time on or after the date of this Agreement to agree not to effect any public sale or distribution of any such securities during such period, including a sale pursuant to Rule 144 under the Securities Act (except as part of such registration, if permitted).

     5.  Registration Procedures.
         -----------------------

     In connection with the Borrower's registration obligations set forth in
Section 3 hereof, the Borrower shall use its best efforts to effect such registration to permit the sale of such Registrable Securities being sold in accordance with the intended method or methods of distribution thereof (as indicated in the information furnished to the Borrower pursuant to Section 3(b) hereof), and pursuant thereto the Borrower shall, as expeditiously as possible prepare and file with the SEC a Registration Statement or Registration Statements relating to the Shelf Registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof within the time periods and otherwise in accordance with the provisions hereof and shall cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter") that is required to be retained in accordance with the rules and regulations of the NASD. In connection with any Registration Statement and any related Prospectus required by this Agreement, the Borrower shall:

          (a) use its best efforts to keep such Registration Statement continuously effective and provide all requisite financial statements for the period specified in Section 3 of this Agreement, as applicable. Upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (1) to contain a material misstatement or omission or (2) not to be effective and usable for resale of Registrable Securities during the period required by this Agreement, the Borrower shall promptly file an appropriate amendment

                      Registration Rights Agreement Page 5
     to such Registration Statement curing such defect, and, if SEC review is required, use its best efforts to cause such amendment to be declared effective as soon as practicable;

          (b) prepare and file with the SEC such amendments and post-effective amendments to the applicable Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period set forth in Section 3 hereof; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with Rules 424, 430A and 462, as applicable under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus; the Borrower shall not be deemed to have used its best efforts to keep such Registration Statement effective during the applicable period if it voluntarily takes any action that would result in selling holders of the Registrable Securities covered thereby being unable to sell such Registrable Securities during that period unless such action is required under applicable law, provided that the foregoing shall not apply to actions taken by the Borrower in good faith and for valid business reasons, including without limitation the acquisition or divestiture of assets, so long as the Borrower promptly thereafter complies with the requirements of Section 5(k) hereof, if applicable;

          (c) advise the selling holders of Registrable Securities and the managing underwriters, if any, promptly, and, if requested by any such Person, confirm such advice in writing, (1) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any applicable Registration Statement or any post-effective amendment, when the same has become effective, (2) of any request by the SEC for amendments to the Registration Statement or for amendments or supplements to the Prospectus or for additional information relating thereto, (3) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation of any proceedings for that purpose and (4) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto or any document incorporated by reference therein untrue or that requires the making of any addition to or changes in the Registration Statement in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or that requires the making of any additions to or changes in the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If at any time the SEC shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Registrable Securities under state securities or Blue Sky laws, the Borrower shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

          (d) furnish to each selling holder of Registrable Securities covered by any Registration Statement or Prospectus in connection with such sale, and each underwriter, if any, before filing with the SEC, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration

                      Registration Rights Agreement Page 6

     Statement), which documents will be subject to the review and comment of such Persons in connection with such sale, if any, for a period of at least five Business Days, and the Borrower will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference) to which the selling holders of the Registrable Securities covered by such Registration Statement in connection with such sale, or the underwriters, if any, shall reasonably object within five Business Days after the receipt thereof. A selling holder of Registrable Securities or underwriter, if any, shall be deemed to have reasonably objected to such filing if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission or fails to comply with the applicable requirements of the Securities Act;

          (e) if reasonably requested by the managing underwriter or underwriters in connection with an underwritten offering or any selling holders of Registrable Securities in connection with such sale, promptly include in any Registration Statement or Prospectus pursuant to a supplement or post-effective amendment, if necessary, such information as the managing underwriters or such selling holders may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution," with respect to the principal amount of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Borrower is notified of the matters to be included in such Prospectus supplement or post-effective amendment; provided, however, that the Borrower shall not be required to take any action pursuant to this
     Section 5(e) that would, in the opinion of counsel for the Borrower reasonably satisfactory to such selling holders, violate applicable law;

          (f) furnish to each selling holder of Registrable Securities and each managing underwriter, if any, without charge, at least one signed copy of the Registration Statement, as first filed with the SEC, and of each amendment thereto, all documents incorporated by reference therein and all exhibits (including exhibits incorporated by reference therein);

          (g) deliver to each selling holder of Registrable Securities and the underwriters, if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request; the Borrower hereby consents to the use (in accordance with law) of the Prospectus or any amendment or supplement thereto by each of the selling holders of Registrable Securities and the underwriters, if any, in connection with the offering and the sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

          (h) prior to any public offering of Registrable Securities, cooperate with the selling holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration and qualification of such Registrable Securities under the securities or Blue Sky laws of such jurisdictions as any such seller or underwriter, if any, may request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities covered by the applicable Registration Statement; provided, however, that the Borrower will not be required to register or qualify as a foreign corporation where the Borrower is not then so qualified or to take any action that would subject the Borrower to the service of process in suits or to taxation, other than as to matters and

                      Registration Rights Agreement Page 7
     transactions relating to the Registration Statement in any jurisdiction where the Borrower is not then so subject;

          (i) in connection with any sale of Registrable Securities that will result in such securities no longer being Transfer Restricted Securities, cooperate with the selling holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing such Registrable Securities to be sold and not bearing any restrictive legends; and to register such Registrable Securities in such denominations and such names as such managing underwriters or selling holders may request at least two Business Days prior to such sale of Registrable Securities;

          (j) use its best efforts to cause the disposition of the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities, subject to the proviso in clause (h) above;

          (k) subject to Section 5(a) hereof, if any fact or event contemplated by Section 5(c)(4) hereof shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made, not misleading;

          (l) if requested by the holders of a majority in aggregate principal amount of the Registrable Securities or the managing underwriters, if any, use commercially reasonable efforts to cause the Registrable Securities covered by a Registration Statement to be rated with such rating agencies as such holders or managing underwriters may designate;

          (m) provide a CUSIP number for all Registrable Securities not later than the effective date of a Registration Statement covering such Registrable Securities, and provide the Exchange Note Indenture Trustee with printed certificates for the Registrable Securities which are in a form eligible for deposit with The Depository Trust Company;

          (n) enter into such agreements (including an underwriting agreement) and take all such other actions in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities pursuant to the Registration Statement contemplated by this Agreement and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration
     (1) make such representations and warranties in a certificate signed on behalf of the Borrower by (x) the President and (y) the principal financial officer of the Borrower, to the holders of such Registrable Securities and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings; (2) if requested by any selling holder, obtain opinions of counsel to the Borrower and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the holders of a majority in principal amount of the Registrable Securities) addressed to each selling holder and the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by


                      Registration Rights Agreement Page 8
     such selling holders and underwriters and in any event including a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Borrower, representatives of the independent public accountants for the Borrower; and that such counsel advises that, on the basis of the foregoing, no facts came to such counsel's attention that caused such counsel to believe that the applicable Registration Statement, at the time such Registration Statement or any post-effective amendment thereto became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contained in such Registration Statement as of its date contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules and financial data set forth or referred to in any Registration Statement contemplated by this Agreement or the related Prospectus; (3) obtain "comfort" letters and updates thereof from the Borrower's independent certified public accountants addressed to such selling holders and underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "comfort" letters to underwriters in connection with primary underwritten offerings;
     (4) if an underwriting agreement is entered into, the same shall set forth in full the indemnification provisions and procedures of Section 7 hereof with respect to all parties to be indemnified pursuant to Section 7; and
     (5) deliver such documents and certificates as may be requested by the holders of a majority of the Registrable Securities being sold and the managing underwriters, if any, to evidence compliance with Section 5(k) hereof and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Borrower. The above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder. If at any time the representations and warranties of the Borrower set forth in the certificate contemplated in clause (o)(1) above cease to be true and correct, the Borrower shall so advise the underwriters, if any, and each selling holder promptly and, if requested by such Persons, shall confirm such advice in writing;

          (o) make available at reasonable times for inspection by the selling holders of Registrable Securities and any underwriter participating in any disposition of such Registrable Securities pursuant to a Shelf Registration, and any attorney or accountant retained by such selling holders or underwriters, if any, all financial and other records and pertinent corporate documents of the Borrower, and cause the Borrower's officers, directors and employees to supply all information reasonably requested by any such selling holders, underwriter, attorney or accountant in connection with such Registration Statement or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness; provided, however, that the foregoing inspection and information gathering shall be coordinated on behalf of such selling holders by the Administrative Agents and on behalf of the other parties by one counsel designated by and on behalf of such other parties as described in Section 6 hereof, provided, further, that any records, documents, properties or information that are designated by the Borrower as confidential at the time of delivery of such records, documents, properties or information shall be kept confidential by such person, unless (i) such records, documents, properties or information are in the public domain or otherwise publicly available, (ii) disclosure of such records, documents, properties or information is required by court or administrative order or
     (iii) disclosure of such records, documents, properties or information, in the written

                      Registration Rights Agreement Page 9
     opinion of counsel to such person, is otherwise required by law (including, without limitation, pursuant to the requirements of the Securities Act);

          (p) otherwise use their respective best efforts to comply with all applicable rules and regulations of the SEC, and make generally available to their security holders, with regard to any applicable Registration Statement, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) covering a twelve-month period beginning after the effective date of the Registration Statement (as such term is defined in paragraph (c) of Rule 158 under the Securities Act);

          (q) cause the Exchange Note Indenture to be qualified under the TIA, and provide an indenture trustee for the Registrable Securities (the "Exchange Note Indenture Trustee") not later than the effective date of the first Registration Statement required by this Agreement and, and in connection therewith, cooperate with the Exchange Note Indenture Trustee and the holders of the Exchange Notes to effect such changes to the Exchange Note Indenture as may be required for the Exchange Note Indenture to be so qualified in accordance with the terms of the TIA and execute, and use their respective best efforts to cause the Exchange Note Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Exchange Note Indenture to be so qualified in a timely manner;

          (r) promptly prior to the filing of any document which is to be incorporated by reference into the Registration Statement or Prospectus, provide copies of such document to the selling holders of Registrable Securities covered by such Registration Statement and to the managing underwriters, if any, make the Borrower's representatives available for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such selling holders or underwriters, if any, may reasonably request;

          (s) make appropriate officers of the Borrower available to such holders and the underwriters, if any, for meetings with prospective purchasers of the Registrable Securities and prepare and present to potential investors "road show" material in a manner consistent with other new issuances of high yield debt securities; provided, however, that the Borrower shall not be obligated to conduct more that one "road show" in any 90-day period; and

          (t) provide promptly to each holder, upon request, each document filed with the SEC pursuant to the requirements of Section 13 or Section 15(d) of the Exchange Act.

     Each holder of Registrable Securities agrees by acceptance of such Registrable Securities that, upon receipt of any notice referred to in Section 5(a) hereof or any notice from the Borrower of the existence of any fact or event of the kind described in Section 5(c)(4) hereof (in each case, a "Suspension Notice"), such holder will forthwith discontinue disposition of Registrable Securities pursuant to the applicable Registration Statement until
(i) such holder has received copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof, or (ii) such holder is advised in writing by the Borrower that the use of such Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in such Prospectus, (in each case, the "Recommencement Date"). Each holder receiving a Suspension Notice hereby agrees that it will either (i) destroy any Prospectuses, other than permanent file copies, then in such holder's possession that have been replaced by the Borrower with more recently dated Prospectuses or (ii) deliver

                      Registration Rights Agreement Page 10
to the Borrower (at the Borrower's expense) all copies, other than permanent file copies, then in such holder's possession of the Prospectus covering such Registrable Securities that was current at the time of receipt of the Suspension Notice. The time period regarding the effectiveness of such Registration Statement set forth in Section 3(a) hereof shall be extended by a number of days equal to the number of days in the period from and including the date of delivery of the Suspension Notice to the Recommencement Date.

     (6) Registration Expenses.
         ---------------------

          (a) All expenses incident to the Borrower's performance of or compliance with this Agreement will be borne by the Borrower, regardless of whether a Registration Statement becomes effective, including without limitation, (i) all registration and filing fees and expenses, fees and expenses associated with filings required to be made with the NASD (including, if applicable, the fees and expenses of any "qualified independent underwriter" and their counsel as may be required by the rules and regulations of the NASD); (ii) all fees and expenses of compliance with federal securities and state Blue Sky laws or securities laws (including fees and disbursements of counsel for the underwriters or selling holders in connection with Blue Sky qualifications of the Registrable Securities and determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriters or holders of a majority in aggregate principal amount of the Registrable Securities being sold may designate); (iii) all expenses of printing (including printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses), messenger and delivery services and telephone; (iv) all reasonable fees and disbursements of counsel for the Borrower and for the sellers of the Registrable Securities (subject to the provisions of Section 6(b) hereof); (v) all fees and disbursements of independent certified public accountants of the Borrower (including the expenses of any special audit and "comfort" letters required by or incident to such performance), and of underwriters (excluding discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities or legal expenses of any Person other than the Borrower and the selling holders); (vi) all "road show" travel and other expenses incurred in connection with the marketing and sale of the Registrable Securities; (vii) all fees and expenses in connection with the rating of the Registrable Securities by rating agencies, if any; and (viii) all application and filing fees in connection with listing the Registrable Securities on a national securities exchange or automated quotation system pursuant to the requirements hereof; (all such expenses being herein called "Registration Expenses").

          The Borrower will, in any event, bear its own internal expenses (including, without limitation, all salaries and expenses of their respective officers and employees performing legal or accounting duties), the expense of any annual audit and fees and expenses of any Person, including special experts, retained by the Borrower.

          (b) In connection with any Registration Statement required by this Agreement (including, without limitation, the Shelf Registration), the Borrower will reimburse the selling holders of Registrable Securities being registered in such registration for the reasonable fees and disbursements of not more than one counsel who shall be Latham & Watkins unless another firm shall be chosen by the selling holders of a majority in principal amount of Registrable Securities for whose benefit such Registration Statement is being prepared.

                      Registration Rights Agreement Page 11

     (c) Each holder of Registrable Securities will pay all underwriting discounts, if any, and commissions and transfer taxes, if any, relating to the sale or disposition of such holder's Registrable Securities.

     (7) Indemnification.
         ---------------

          (a) The Borrower agrees to indemnify and hold harmless each holder of Registrable Securities to be included in such registration and each person who participates as a placement or sales agent or as an underwriter in any offering or sale of such Registrable Securities, (any such person may hereinafter be referred to as an "Indemnified Holder"), against any losses, claims, damages or liabilities to which such Indemnified Holder may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, preliminary prospectus or Prospectus (or any amendment or supplement thereto), or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, and will reimburse each Indemnified Holder for any legal or other expenses reasonably incurred by such Indemnified Holder in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Borrower shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Registration Statement, preliminary prospectus or Prospectus (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Borrower by any Indemnified Holder expressly for use therein.

          (b) Each Indemnified Holder will indemnify and hold harmless the Borrower against any losses, claims, damages or liabilities to which the Borrower may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, preliminary prospectus or Prospectus (or any amendment or supplement thereto), or arise out of or are based upon the omission or alleged omission to state therein a material fact or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Registration Statement, preliminary prospectus or Prospectus (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Borrower by such Indemnified Holder expressly for use therein; and will reimburse the Borrower for any legal or other expenses reasonably incurred by the Borrower in connection with investigating or defending any such action or claim as such expenses are incurred.

          (c)  Promptly after receipt by an indemnified party under subsection
     (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with

                      Registration Rights Agreement Page 12
     counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by holders of a majority in aggregate principal amount of Registrable Securities in the case of the parties indemnified pursuant to Section 7(a), and by the Borrower in the case of parties indemnified pursuant to Section 7(b). No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

          (d) If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Borrower on the one hand and the Indemnified Holders on the other from the sale of the Registrable Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Borrower on the one hand and the Indemnified Holders on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable

                      Registration Rights Agreement Page 13
     considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Borrower on the one hand or the Indemnified Holders on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Borrower and the Indemnified Holders agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Indemnified Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Indemnified Holder shall be required to contribute any amount in excess of the amount by which the total amount received by such Indemnified Holder with respect to its sale of Registrable Securities pursuant to a Registration Statement exceeds the sum of the (i) amount paid by such Indemnified Holder for such Registrable Security and
     (ii) amount of any damages which such Indemnified Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities
     Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The holders' and any underwriter's obligations in this subsection (d) to contribute are several in proportion to the respective principal amount of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

          (e) The obligations of the Borrower under this Section 7 shall be in addition to any liability which the Borrower may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Indemnified Holder within the meaning of the Securities Act; and the obligations of the Indemnified Holders under this Section 7 shall be in addition to any liability which the respective Indemnified Holders may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Borrower and to each person, if any, who controls the Borrower within the meaning of the Securities Act.

     8.  Rule 144.
         --------

     The Borrower covenants for so long as any Registrable Securities remain outstanding that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if any of them is not required to file such reports, the applicable party will, upon the request of any holder of Registrable Securities make publicly available other information so long as necessary to permit sales pursuant to Rule 144 under the Securities Act), and it will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any holder of Registrable Securities, the Borrower will deliver to such holder a written statement as to whether they have complied with such information and filing requirements.

                      Registration Rights Agreement Page 14

     9.  Miscellaneous.
         -------------

          (a)  Remedies.  Each holder of Registrable Securities and Loans, in
               --------
     addition to being entitled to exercise all rights provided herein, in the Exchange Note Indenture or granted by law, including recovery of damages, in connection with the breach by the Borrower of their obligations to register the Registrable Securities will be entitled to specific performance of its rights under this Agreement. The Borrower acknowledges and agrees that monetary damages (including the Liquidated Damages contemplated hereby) would not be adequate compensation for any loss incurred by reason of a breach by any of them of the provisions of this Agreement and each agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

          (b)  No Inconsistent Agreements.  The Borrower will not on or after
               --------------------------
     the date of this Agreement enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The Borrower has not previously entered into, any agreement with respect to its securities granting any registration rights to any Person other than the Registration Rights Agreement entered into pursuant to the sale of the Senior Exchangeable Preferred Stock. The rights granted to the holders of Registrable Securities hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Borrower's respective securities under any other agreements.

          (c)  Amendments and Waivers.  The provisions of this Agreement may not
               ----------------------
     be amended, modified or supplemented, and waivers or consents to departures from the provisions of this Agreement may not be given unless (i) in the case of Section 3(c) and this Section 9(c)(i), the Borrower has obtained the written consent of the holders of all of the outstanding (x) Registrable Securities and (y) Loans (excluding Registrable Securities held by the Borrower or one of its affiliates) and (ii) in the case of all other provisions hereof, the Borrower has obtained the written consent of holders of majority of the outstanding principal amount of the (x) Registrable Securities and (y) Loans (excluding Registrable Securities held by the Borrower or one of its affiliates).

          (d)  Third Party Beneficiary. The holders of Registrable Securities
               -----------------------
     shall be third party beneficiaries to the agreements made hereunder between the Borrower, on the one hand, and the Arrangers, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect its rights or the rights of holders hereunder.

          (e)  Notices.  All notices and other communications provided for or
               -------
     permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, facsimile or air courier guaranteeing overnight delivery:


               (i) if to a holder of Registrable Securities, at the most current address given by such holder to the Borrower in accordance with the provisions of this Section 9(e), which address initially is, with respect to the Arrangers to them at the address set forth in the Term Loan Agreement, with a copy to Latham & Watkins, 885 Third Avenue, Suite 1000, New York, New York 10022-4802, Attention: Kirk A. Davenport, Esq.; and

               (ii) if to the Borrower, initially to them at the address set forth in the Term

                      Registration Rights Agreement Page 15

          Loan Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 9(e), with a copy to Cravath, Swaine & Moore, Worldwide Plaza, 825 Eighth Avenue, New York, New York 10010, Attn.: Stephen L. Burns, Esq.

          All such notices and communications shall be deemed to have been duly given at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if delivered by facsimile; and on the next Business Day if timely delivered to an air courier guaranteeing overnight delivery.

          Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Exchange Note Indenture Trustee at the address specified in the Exchange Note Indenture.

          (f)  Successors and Assigns.  This Agreement shall inure to the
               ----------------------
     benefit of and be binding upon the successors and assigns of each of the parties hereto, including without limitation and without the need for an express assignment, all subsequent holders of Registrable Securities or Loans; provided, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms hereof or the Exchange Note Indenture. If any transferee of any holder shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and such Person shall be entitled to receive the benefits hereof.

          (g)  Counterparts.  This Agreement may be executed in any number of
               ------------
     counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (h)  Headings.  The headings in this Agreement are for convenience of
               --------
     reference only and shall not limit or otherwise affect the meaning hereof.

          (i)  Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.
               ---------------------------------------------------------------
     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW RULES THEREOF. EACH PARTY HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY

                      Registration Rights Agreement Page 16

     LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          (j)  Severability.  In the event that any one or more of the
               ------------
     provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of any such provision in such jurisdiction in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                      Registration Rights Agreement Page 17

          (k)  Entire Agreement.  This Agreement is intended by the parties as a
               ----------------
     final expression of their agreement with respect to the subject matter contained herein and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Borrower with respect to the securities sold pursuant to the Term Loan Agreement. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.


                      Registration Rights Agreement Page 18

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                              CROWN CASTLE INTERNATIONAL CORP.



                              By: /s/ Charles C. Green, III
                                 ---------------------------------
                                 Name:  Charles C. Green, III
                                 Title: Executive Vice President and
                                        Chief Financial Officer


                      Registration Rights Agreement Page 19

ARRANGERS:

Goldman Sachs Credit Partners L.P.

By:  Goldman, Sachs & Co.


By: /s/ Stephen B. King
   ----------------------------------------------
       (Authorized Signatory)


Salomon Brothers Holding Company Inc.


By: /s/ Steven M. Joans
   ----------------------------------------------
       (Authorized Signatory)


Credit Suisse First Boston


By: /s/ Marisa J. Harney
   ----------------------------------------------
       (Authorized Signatory)


By: /s/ Judith E. Smith
   ----------------------------------------------
       (Authorized Signatory)



                      Registration Rights Agreement Page 20